INVESTOR PRESENTATION – Q4 2017 EARNINGS FEBRUARY 2018

Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (“Hi-Crush”) reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward- looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Business Update Investor Presentation | September, 2013 3

4 Creating a Stable and Diverse Platform for Growth We provide our customers with the high-quality, cost-effective proppant and logistics services they desire and require, when and where they are needed • 13.4mm TPY annual production capacity • High quality Northern White and in-basin Permian reserves • Diverse grade mix • Industry-leading production cost profile • Largest owned and operated terminal network in the U.S. • Cost-effective service to all major U.S. oil and gas basins • Unit train origins and destinations; efficient and proactive railcar management • Partnering with a national trucking company for logistics to mitigate trucking bottlenecks • Most vertically-integrated supplier of proppant and logistics services • PropStreamTM delivers sand from the mine to the wellsite • Industry’s highest quality customer service MOVE. MINE. MANAGE.

2017 Execution Builds Strong Platform for 2018 5 Execution results in stable and more diverse platform for accelerated profitability and growth in 2018 March: Completed purchase of Permian Basin Sand (Kermit) JANUARY DECEMBER March: Completed dropdown of Whitehall facility July: Kermit facility start-up 2017 October: Pecos terminal start-up October: Kermit facility reaches full utilization October: Announced resumption of quarterly cash distribution December: Close of debt refinancings December: Completion of $20mm in unit repurchases 1 crew PropStream Crews 10 crews February: Completed equity offering of 24mm units 90% of Kermit facility capacity contracted 80% of Northern White capacity contracted October: Announced $100mm unit repurchase program

Network Ownership Provides Logistics Advantage


Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
DJ Basin
Kermit facility
Permian
SCOOP / STACK
Haynesville
Eagle Ford
Marcellus / Utica
Rail-served Sand Facility
Mine-to-Well Sand Facility
Existing Terminal (HCLP owned)
Pecos Terminal (HCLP owned)
Existing Terminal (Third party)

Logistics Network

- Owned and operated logistics network provides flexibility to address changing demand dynamics; proactively mitigates impacts of potential bottlenecks
- Priority at owned and operated terminals ensures quality customer service and fast turn times
- Unit train capabilities at majority of 100+ origination / destination pairings
- Moved 43% of Q4 2017 volumes sold through point of sale at our terminals
- Managed logistics to the wellsite for 15% of volumes sold via our 10 PropStream crews in Q4 2017
- Access to multiple third party terminals

Note: Map does not reflect all third party terminals utilized by Hi-Crush to deliver sand to customers

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Destination and Sales Channel Optionality

Our Operational Landscape

~80% Northern White capacity contracted; market price	**~90%** Kermit capacity contracted; fixed price
69% Northern White volumes delivered at the terminal or the wellsite in Q4 2017	**25%** Volumes sold direct to operators in 2017; no volumes sold to operators in 2016
11% Total volumes sold via PropStream last mile service in 2017	**10** PropStream crews as of year-end 2017

Operational Track Record

Long-Term Contracted Volumes

- Both our Wisconsin and Kermit (TX) facilities are contracted above 80%, with average remaining contract life of 2.6 years

Terminal and Wellsite Delivery

- 69% of Northern White volumes were delivered to terminals in-basin, or directly to the wellsite via our PropStream last mile service

Increase in Direct Sourcing

- The opening of our Kermit facility provides greater opportunity to sell frac sand direct to the end users, either at the minegate or through PropStream

Accelerated PropStream Growth

- Growth in our last mile logistics service exceeded expectations; expanded to 10 crews versus 9 forecasted

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Best-in-Class Logistics Platform

Our Logistics Platform Today

~80% Permian and Northeast proppant demand within 50 miles of our owned and operated terminals	**12** Owned and operated terminals, including our new Pecos terminal
7 Owned and operated unit train capable terminals	**68%** Railcars shipped via unit trains in Q4 2017, up from 38% in Q4 2016
136 Unit trains shipped during Q4 2017, or an average of ~1.5 per day	**~250,000** Total tons of storage, including 140k tons of silo and 109k tons of rail storage

Development Track Record

Opportunistic Development

- Strategically invested in our owned and operated terminal network during 2015-2016 downturn
- Added Permian locations in Odessa and Big Spring, TX and DJ Basin location in Evans, CO

Strategic Delaware Basin Development

- Pecos, TX terminal completed; placed in service early-October 2017
- Supports continued strong demand for Northern White sand to meet customer quality, performance and mesh grade preferences

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Basin Diversity Drives Consistent Sales Volumes

Diverse Hi-Crush Sand Sales Destinations

- >60% of Hi-Crush Northern White volumes sold outside the Permian
- Owned and operated logistics network allows us to address demand changes
- Core markets are in the Permian and Marcellus/Utica, logistics assets in other basins provide us flexibility
- Expect U.S. frac sand total demand growth of ~25% in 2018


Bakken
5-10%+
Hi-Crush Northern White Facilities
Marcellus / Utica
25-35%
DJ Basin
5-10%+
Permian
~27.5%
Minegate (Kermit)
~27.5%
Northern White
5-10%+
Eagle Ford
Haynesville
SCOOP / STACK

Source: Company estimates Note: Percentages are approximate and may not total to 100% due to ranges and rounding

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Permian Footprint Provides Multiple Delivery Points

Permian Service Footprint



Lea, NM
Eddy, NM
Gaines, TX
Dawson, TX
Borden, TX
Andrews, TX
Martin, TX
Howard, TX
Mitchell, TX
Nolan
Loving, TX
Ector, TX
Midland
Sterling, TX
Coke, TX
Ward, TX
Upton, TX
Reeves, TX
Irion, TX
Schleicher,
Jeff Davis, TX
Pecos, TX
Crockett, TX

- Delaware Basin counties
- Midland Basin counties
- Proppant consumption heat map
- 50-mile radius of Pecos terminal
- 50-mile radius of Kermit facility
- 50-mile radius of Odessa terminal
- 50-mile radius of Big Spring terminal

- Hi-Crush operates multiple types of facilities, in diverse locations strategically positioned to serve the Midland and Delaware Basins
- ~80% of activity in the Permian region within a 50-mile radius of a Hi-Crush facility[1]
- Optionality provided by Hi-Crush's facility locations, as well as integration with our last mile PropStream service, minimizes trucking distances and reduces logistics costs per well
- Partnership with a national trucking company for last mile logistics mitigates trucking bottlenecks

1) Estimate based on NavPort 2017/2018 YTD reported proppant volumes as of 2/13/18

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Permian Sand Complements Northern White Demand 11 Permian (100 Mesh) Northern White (All Mesh) Total U.S. Frac Sand Demand by Basin Permian Effective Supply Regional Brown 2017 Future Permian supply will likely erode regional sand share to a greater degree due to lower cost and comparable mesh sizes • Significant amount of Northern White supply with delivered cost advantage still needed to meet demand • Regional brown sand likely to be displaced first in the Permian due to higher overall costs and comparable mesh size to Permian alternative • Northern White supply required to meet Permian demand for various mesh sizes, including coarse grade Permian Permian Regional Brown Northern White Eagle Ford Marcellus / Utica SCOOP & STACK Bakken Rockies Other Note: Charts not drawn to scale; for illustrative purposes only

Well-Positioned in Dynamic Demand Environment 12 1) Company estimates. Note: Charts not drawn to scale; for illustrative purposes only 0% 50% 100% 0% 50% 100% Future Supply Sources Mesh Split (Demand) 15% 5% 10% 0% 25% 50% Other Rockies Bakken Marcellus / Utica PermianPermian Marcellus/Utica Bakken Rockies Other Demand (Future) 0% 50% 100% 0% 50% 100% Total U.S.1 ~[VA LUE] 0 40 80 120 Permian Strong base of Northern White (“NW”) demand in Permian due to mesh preferences Majority of 2018 demand from regions only economically supplied by NW A B A B 20/40 30/50 40/70 100m Northern White Permian Regional MM TPY % of Total Demand 45-50% 20-25%

Marcellus/Utica Footprint Provides Demand Resiliency

Northeast Service Footprint



NEW YORK
PENNSYLVANIA
OHIO
MARYLAND
NEW JERSEY
DELAWARE
WEST VIRGINIA
London
Niagara Falls
Buffalo
Syracuse
Ithaca
Detroit
Ann Arbor
Dearborn
Chatham-Kent
Toledo
Sandusky
Cleveland
Erie
Akron
Youngstown
Canton
Columbus
Springfield
Zanesville
Athens
Huntington
Charleston
Harrisonburg
Charlottesville
Harrisburg
Hershey
Lancaster
York
Allentown
Philadelphia
Baltimore
Washington
Atlantic City
Ocean City
Scranton

- 50-mile radius of Smithfield terminal
- 50-mile radius of Mingo Junction terminal
- 50-mile radius of Dennison terminal
- 50-mile radius of Minerva terminal
- Marcellus
- Utica
- 50-mile radius of Kittanning terminal
- 50-mile radius of Driftwood terminal
- 50-mile radius of Wellsboro terminal
- 50-mile radius of Binghamton terminal
- Proppant consumption heat map

- Hi-Crush owns and operates eight terminals in the Marcellus/Utica region, with direct access to our Northern White mines via the Canadian National railway
- ~80% of proppant usage is within a 50-mile radius of a Hi-Crush owned and operated terminal[1]
- Expected start up of expanded gas and liquids takeaway capacity and stable natural gas prices, along with increasing overall proppant usage per well, have led to forecasts of increasing sand demand in the Northeast in 2018

1) Estimate based on NavPort 2017/2018 YTD reported proppant volumes as of 2/13/18

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PropStream Integrated Logistics Service

Safe. Efficient. Effective.

- **Unique last mile proppant logistics solution reduces costs and environmental impact by simplifying the proppant delivery process through a fully flexible service**
- PropStream has to-date scored a perfect 100% on five separate on-site safety audits conducted by a major operator customer in the Permian Basin
- Reduces operator's respirable silica exposures by more than 96% vs. pneumatic alternative and complies with June 2018 OSHA standards
- Greater operating efficiency reduces non-productive time and demurrage costs, improves truck cycle times and enhances inventory management
- Superior accuracy and reliability through highly precise sand delivery and greater than 99% uptime efficiency
- Gravity fed loading/unloading accelerates load times and provides more consistent fills
- Container size and mobility enhances operational flexibility


HI CRUSH





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Strategy & Outlook

Volumes and Utilization Increasing to Meet Demand 16 898 1,024 1,181 1,482 1,195 1,190 1,409 1,209 963 849 1,083 1,359 1,385 2,113 2,456 2,985 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18E 000s tons Quarterly Volumes Sold Quarterly Nameplate Capacity Q1 2018 volumes expected to be 2.7-2.9mm tons Q4 2017 volumes of 2.985mm tons represents 22% sequential growth HCLP Quarterly Volumes Sold Organic investment and execution to meet significant demand

Our Outlook – 2018 and Beyond 17 Advantage to Integrated Frac Sand Companies Direct Sourcing by End Users Importance of Controlling Logistics Range of Last Mile Needs We see the evolution of the frac sand industry in 2018 and beyond building on three themes: self sourcing, logistics excellence, and site- specific last mile solutions Direct Sourcing by End Users • Direct sourcing creates a reliance on vendors who can provide a reliable mine-to-wellsite solution Importance of Controlling Logistics • We believe that this will advantage companies, like Hi-Crush, with scale of operations, geographic diversity, owned and operated transportation networks, and trucking efficiency • Increased activity will lead to logistics bottlenecks that will advantage companies like Hi-Crush that control access to a range of logistics solutions Range of Last Mile Needs • Not all last mile needs will be met by one system; vendors will target customer base that will see the most value from their particular solution Sand Market Forces of Change

Expected In-Basin Industry Capacity Additions 18 Announced Nameplate Capacity Expected Available Capacity at 12/31/18 100 Mesh 40/70 ~60mm TPY 25-30mm TPY Permit filings and company announcements suggest ~60mm TPY of Permian in-basin nameplate capacity additions We believe significantly less effective capacity in the Permian will enter the market in 2018, and have already seen significant delays due to: • Demand conditions • Construction delays • Access to financing • Logistics constraints • Environmental considerations • Labor market tightness 2018 Permian In-Basin Capacity Filed or approved permits do not equate to effective operating capacity Source: Company filings, internal estimates

PropStream Kermit Strong Financial Outlook Using Modest Assumptions 19 $mm $5.0 $10.0 $15.0 $20.0 $25.0 75% 39 78 117 156 195 80% 42 83 125 166 208 85% 44 88 133 177 221 90% 47 94 140 187 234 95% 49 99 148 198 247 3.0mm TPY ~$35/ton Kermit: ~$105mm 10 crews ~$1.5mm/crew PropStream: ~$15mm Northern White Contribution Margin Matrix $mm $5.0 $10.0 $15.0 $20.0 $25.0 75% 158 197 236 275 314 80% 160 202 243 285 327 85% 163 207 251 295 340 90% 165 212 259 306 353 95% 168 217 267 316 366 -- - N W Ut ili zat ion - -- ------------- Northern White Contribution Margin per Ton ---------- -- - N W Ut ili zat ion - -- Pre-G&A Margin Potential Northern White Contribution Margin Note: Northern White contribution margin based on total capacity of 10.4mm TPY ------------- Northern White Contribution Margin per Ton ---------- Historical Average Contribution Margin • 3Q14 - $44.00/ton • 4Q16 - $3.51/ton • 3Q17 - $19.39/ton • 4Q17 - $23.46/ton

Leveraging Our Competitive Advantages

Factor	Our Position	The Hi-Crush Advantage	
Size and Scale	Five facilities, 13.4mm tons of annual capacity	Premier supplier with operational flexibility and ability to meet dynamic customer needs	
Supply Diversity	Leading supplier of Northern White and Permian Basin frac sand	13.4mm TPY of low-cost, high-quality frac sand production with diversity of grades, geography and mesh sizes	
Best-in-Class Assets	Market-leading cost structure	Best-in-class cost structure provides competitive, financial and operational advantages from mine to wellsite	
Distribution Network	Class-1 rail origins; strategic owned terminal network; Permian Basin production	Direct access to UP and CN railroads combined with Kermit facility and PropStream last mile solution extends competitive advantages to the wellsite	
Customer Relationships	Strong, long-term relationships	Increasing profitable market share through extending relationships with key customers and expanding direct sourcing; benefiting from supply source consolidation	
Balance Sheet	Ample liquidity and significant capital flexibility	Maintain and improve conservative position; strong ability to pursue potential attractive growth opportunities	
Capital Return	Balanced approach to returning value to unitholders	Flexibility to return capital to unitholders through meaningful and sustainable distribution growth and disciplined buyback program	

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21 2018 Forecasts & Guidance Metric Guidance Value Period Quarterly sales volumes 2.7-2.9 million tons Q1 2018 % of capacity contracted ~90% Kermit, ~80% Northern White mines 2018 PropStream crews 18-20 crews 2018 exit Total capital expenditures $35-$45 million FY 2018 Maintenance capex $1.85 per ton produced and delivered 2018 G&A expenses $11 million per quarter 2018 Quarterly distribution growth ~10% per quarter for foreseeable future1 -- Unit repurchases Repurchases up to $80 million2 -- 1) Subject to periodic review and market conditions 2) $20mm (2,030,163 units) repurchased during Q4 2017

Financial Results

Resuming and Increasing Capital Return to Unitholders

Unit Repurchase Program

- Board authorized for up to $100mm of HCLP unit repurchases in October 2017
- Completed $20mm of repurchases in Q4 2017 (2,030,163 common units)
- Received approvals in December 2017 to execute remaining authorized repurchases up to $80mm[1]
- Ongoing repurchases in 2018; committed to opportunistically executing up to full authorized amount

Free Cash Flow

- ***Thoughtful balance of capital return to maximize value to unitholders***
- ***Foundation for sustainable & meaningful growth over near & long term***

Cash Distributions

- Reinstituted quarterly distribution at $0.15 per unit for Q3 2017
- Increased distribution to $0.20 per unit for Q4 2017; ~$71mm annualized based on units outstanding as of February 1, 2018
- Expect increases of ~10% per quarter for the foreseeable future, subject to periodic review and market conditions

1) Concurrent with Term Loan Credit Facility and Revolving Credit Agreement refinancing transactions in December 2017

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24 Extended Maturity Profile and Enhanced Flexibility Revolver Refinancing Term Loan Refinancing • In December 2017, entered into new 7-year $200mm Term Loan Credit Facility • Extends maturity by 3+ years to December 2024 • Bears interest at (a) base rate + 2.75%, or (b) Eurodollar + 3.75%, subject to a 1.00% LIBOR floor1 • Term Loan rated B3 by Moody’s and B- by S&P • No limitation on unit repurchases or cash distributions • In December 2017, entered into new 5-year $125mm Revolving Credit Agreement • Upsized from previous capacity of $75mm • Extends maturity by 3+ years to December 2022 • No outstanding borrowings on revolver as of December 31, 2017 • No limitation on unit repurchases or cash distributions • Maximum leverage ratio of 3.25x2 1) Subject to a 0.25% rate increase during any period the Partnership does not have a public corporate family rating of B2 or higher from Moody’s. 2) Financial covenants also include minimum asset coverage ratio of 1.5x and minimum interest coverage ratio of 2.5x. 75 200 125 200 0 50 100 150 200 250 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 $ M M Old Revolver New Revolver Old Term Loan New Term Loan

Key Financial Metrics 25 $ in 000s, except per ton Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Revenues $ 67,297 $ 83,364 $ 135,220 $ 167,583 $ 216,456 Adjusted EBITDA1 ($ 334) $ 1,911 $ 26,544 $ 41,706 $ 59,025 Average selling price ($/ton) $ 49 $ 60 $ 64 $ 68 $ 71 Sales volumes (tons) 1,358,511 1,384,887 2,112,516 2,456,195 2,985,115 Contribution margin ($/ton)2 $ 3.51 $ 8.15 $ 16.73 $ 19.39 $ 23.46 Note: Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC, Hi-Crush Whitehall LLC and Other Assets 1) Adjusted EBITDA is defined as net income (loss) plus depreciation, depletion and amortization and interest expense, net of interest income adjusted for earnings (loss) from equity method investments, loss on extinguishment of debt and any non-cash impairments of long-lived assets and goodwill 2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities • Strong sequential volume growth of 22% driven by continued strength in frac sand demand • Revenues higher by 29% sequentially, driven by customer mix, volume expansion and pricing increases • Contribution margin improved to $23.46 per ton; driven by higher pricing, and contribution from Kermit • Adjusted EBITDA increased 42% sequentially, driven by higher volumes, pricing and margins

Strong Liquidity and Financial Flexibility 26 1) Senior secured term loan: $200mm original face value at L+3.75%; rated B3 and B- by Moody’s and Standard & Poor’s, respectively; includes accordion feature to increase capacity to $300mm. Presented net of discounts and issuance costs. 2) Revolving credit agreement at 12/31/17: $104.3mm available at L+2.75% ($125mm capacity less $20.7mm of LCs). Revolver facility capacity increased to $125mm in December 2017. $ in 000s December 31, 2016 September 30, 2017 December 31, 2017 Cash $ 4,521 $ 23,906 $ 5,662 Revolver $ - $ - $ - Term loan1 189,715 189,039 194,365 Other notes payable 6,705 4,191 3,054 Total debt $ 196,420 $ 193,230 $ 197,419 Net debt $ 191,899 $ 169,324 $ 191,757 Revolver availability2 $ 66,368 $ 58,234 $ 104,334

Q4 2017 Summary – Statements of Operations 27 1) Financial information has been recast to include the financial position and results attributable to Hi-Crush Whitehall LLC, 2.0% equity interest in Hi-Crush Augusta LLC and PDQ Properties LLC (together the "Other Assets") Unaudited Quarterly Consolidated Statements of Operations (Amounts in thousands, except per unit amounts)

28 Q4 2017 Summary – EBITDA, Adjusted EBITDA, DCF Unaudited EBITDA, Adjusted EBITDA and Distributable Cash Flow (Amounts in thousands) 1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered through September 30, 2017. Effective October 1, 2017, we increased the estimated reserve replacement cost to $1.85 per ton produced and delivered, due to the addition of our Kermit facility. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital. 2) The Partnership's historical financial information has been recast to consolidate Hi-Crush Whitehall LLC and Other Assets for the periods leading up to their contribution into the Partnership. For purposes of calculating distributable cash flow attributable to Hi-Crush Partners LP, the Partnership excludes the incremental amount of recast distributable cash flow earned during the periods prior to the contributions.

Appendix Investor Presentation | September, 2013 29

Hi-Crush’s Production Portfolio 30 Wyeville Blair Augusta Whitehall Kermit Capacity 1.85mm TPY 2.86mm TPY 2.86mm TPY 2.86mm TPY 3.00mm TPY Type Northern White Northern White Northern White Northern White Permian Pearl Reserve Life1 40 years 40 years 13 years 27 years 35 years Takeaway Union Pacific Canadian National Union Pacific Canadian National Direct to Truck Location Wisconsin Wisconsin Wisconsin Wisconsin West Texas Site 1) Reserve life estimates based on reserve reports prepared by JT Boyd

Efficient Railcar Management 31 Railcar Fleet1 FY 2016 Q3 2017 Q4 2017 FY 2017 Leased or Owned 4,200 4,172 4,253 4,253 Customer or System 1,358 2,228 2,404 2,404 Total 5,558 6,400 6,657 6,657 In Storage 605 None None None Lease Costs (for the period ending) $28.9mm $6.8mm $6.8mm $27.4mm Unit trains 138 126 136 436 % of railcars shipped via unit trains 39% 65% 68% 63% • All railcars remobilized from storage in early 2017 to meet increasing demand • 63% of railcars shipped via unit train in 2017 vs. 39% in 2016 • Effective management reduces costs and enhances customer service Railcar Management Update Efficiently managing our railcar fleet; well-positioned to service increased activity 1) As of end of period